February 10, 2021

To Our Members:

As your cooperative, we remain focused on providing the highest value for your membership in the Federal Home Loan Bank of Chicago (FHLBank Chicago or Bank). We recognize that you use our products in the manner most appropriate for your business, and we are committed to being responsive to your evolving needs while effectively and efficiently managing our balance sheet. How we manage excess stock, or stock not being used to meet a membership or activity stock requirement, is a key factor in our ability to do so. For example, in 2019, we ceased our weekly excess stock repurchase process to provide operational efficiencies for many of our members electing to utilize advances on a regular basis. Over time though, the level of excess stock that we are retaining has grown. We cannot utilize excess stock to support the cooperative in the same way as membership and activity stock, so we need to balance the amount of excess stock we hold while continuing to provide ease of use for our members.

It is with this in mind that we are making a change to how we manage excess capital stock by implementing a new periodic excess stock repurchase process. By repurchasing a portion of excess stock on a monthly basis, in conjunction with capitalizing letters of credit and Mortgage Partnership Finance® (MPF®) Program on-balance sheet products (announced on November 18, 2020), we can more effectively and efficiently manage our balance sheet, increase the benefit you receive, and support demand for our products. This approach will also allow you to continue to retain reasonable levels of excess capital stock to facilitate your activities with the Bank.

Below we outline our new periodic excess stock repurchase process, recap our new activity stock requirements, and provide information on educational resources to assist you during this transition.

Repurchasing Excess Stock Beginning in March On March 15, 2021, our first monthly excess stock repurchase will take place. On that day, the Bank will repurchase excess stock held by each member that exceeds the greater of $10 million or 25% of a member’s minimum investment requirement not to exceed $50 million. The amount of excess stock a member will be able to hold is subject to change each month; for example, if we determine excess stock levels are too high, we will adjust the maximum amounts a member can hold for that month.

Monthly excess stock repurchases will take place before the open of business on the 15th day of each month based on a member’s excess stock holdings at the close-of-business on the immediately preceding business day. If the 15th day falls on a holiday or weekend, the excess stock repurchase will take place on the next business day. Proceeds from the transaction will be paid by crediting your DID account.

An eBanking message center alert will be posted on the first business day of each month to notify members a monthly excess stock repurchase will take place, and the applicable threshold for that month’s repurchase. Up until one business day prior to the monthly repurchase date (the 15th of the month or next business day if the 15th falls on a holiday or weekend), an eBanking message center alert will be posted should the Bank choose to waive the excess stock repurchase for that month. In the event the Bank does not initiate an excess stock repurchase that month, members can still request a repurchase at any time. All repurchases of excess stock, including the monthly repurchase process, will continue until otherwise announced, but remain subject to our regulatory capital requirements and repurchase guidelines.

Activity Stock Requirements Effective in May In November 2020, we announced new activity stock requirements, effective May 3, 2021, to support demand for our letters of credit and MPF on-balance sheet products (MPF Original, MPF 125, MPF 35, and MPF Government loans). For letters of credit, the new activity stock requirement is 0.10% of the notional amount of all new letters of credit issued on or after May 3, 2021, and all existing letters of credit as of the time of auto-renewal (for evergreen letters of credit), term extension, or amendment for notional amount increase occurring on or after May 3, 2021. For MPF on-balance sheet products, the new activity stock requirement is 2% of the unpaid principal balance of loans funded under new Master Commitments (MCs) executed on or after May 3, 2021.

Educational Resources Including Two Upcoming Webinars For additional information on our new excess stock repurchase process, how the new Class B1 activity stock requirements will be applied, and the benefits you can obtain through Class B1 activity stock ownership, please attend an upcoming webinar on February 18 or March 11. Additional educational resources such as an FAQ and resource guide can be found on our website here.

If you have any questions about the upcoming capital stock changes, or if we can be of assistance in any way, please contact your Sales Director.

As always, thank you for your membership in the Federal Home Loan Bank of Chicago.

Best regards,

Michael Ericson
President and CEO

Forward-Looking Information: This letter contains forward-looking statements which are based upon our current expectations and speak only as of the date hereof. All statements other than statements of historical fact are “forward-looking statements,” including any projections or guidance of dividends or other financial items; any statements of the plans, strategies, and objectives for future operations; any statements of belief; and any statements of assumptions underlying any of the foregoing. These statements may use forward-looking terms, such as “anticipates,” “believes,” “expects,” “could,” “plans,” “estimates,” “may,” “should,” “will,” or their negatives or other variations on these terms. We caution that, by their nature, forward-looking statements involve risks or uncertainties, that actual results could differ materially from those expressed or implied in these forward-looking statements, and that actual events could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, the impact of the COVID-19 pandemic on the global and national economies and on our and our members’ businesses, maintaining compliance with regulatory and statutory requirements (including relating to our dividend payments and retained earnings), a decrease in our levels of business which may negatively impact our results of operations or financial condition, the reliability of our projections, assumptions, and models on future financial performance and condition, instability in the credit and debt markets, economic conditions (including effects on, among other things, mortgage-backed securities), changes in mortgage interest rates and prepayment speeds on mortgage assets, our ability to execute our business model and to pay future dividends (including enhanced dividends on activity stock), our ability to meet required conditions to repurchase or redeem excess capital stock from members, including maintaining compliance with our minimum regulatory capital requirements and determining our financial condition is sound enough to support such repurchases and redemptions, our ability to continue to offer the Reduced Capitalization Advance Program, our ability to implement product enhancements and new products, the impacts of changes to Federal Home Loan Bank membership requirements, capital requirements and guidance, and liquidity requirements and guidance by the Federal Housing Finance Agency, the loss of members through mergers and consolidations, our ability to protect the security of its information systems and manage any failures, interruptions, or breaches, uncertainties relating to the potential phase-out of the London Interbank Offered Rate (LIBOR), and the risk factors set forth in the Bank's periodic filings with the Securities and Exchange Commission, which are available on the Bank's website at fhlbc.com. We assume no obligation to update any forward-looking statements made in this letter. “Mortgage Partnership Finance” and “MPF” are registered trademarks of the Federal Home Loan Bank of Chicago.
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